SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2000

                            GREKA Energy Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                       0-20760                     84-1091986
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



           630 Fifth Avenue, Suite 1501, New York, NY        10111
          ----------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (212) 218-4680



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Item 5.   Other Events.

         On June 21, 2000, Greka AM, Inc., a wholly-owned subsidiary of Greka Energy Corporation (Greka) and Greka as guarantor, entered into a credit and guarantee agreement with Canadian Imperial Bank of Commerce and CIBC World Markets Corp.

         The agreement provides that Greka AM may borrow up to $47.5 million from Canadian Imperial Bank upon the satisfaction by Greka AM of the terms and conditions of the agreement. The financing is secured by Greka AM's interest in North American oil and gas properties.

         The press release announcing this transaction is filed as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.

         (c)   The following exhibits are furnished as part of this report:

         Exhibit 99.1 Press release of Greka Energy Corporation dated June 21, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2000                   GREKA ENERGY CORPORATION


                                     By: /s/ Randeep S. Grewal
                                         -----------------------
                                         Randeep S. Grewal, Chairman, Chief
                                         Executive Officer and President





















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